                                                               EXECUTION VERSION

                                                                   EXHIBIT 10.13

                                    INDENTURE

                                     between

                             OMI NOTE TRUST 2003-A,

                                    as Issuer

                                       and

                              JPMORGAN CHASE BANK,
                              as Indenture Trustee

                          Dated as of January 23, 2003

                              OMI NOTE TRUST 2003-A
                        Asset Backed Notes, Series 2003-A

                                Table of Contents

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ARTICLE I.             DEFINITIONS AND INCORPORATION BY REFERENCE...........................     2
         SECTION 1.1.         Definitions...................................................     2
         SECTION 1.2.         Rules of Construction.........................................     6

ARTICLE II.            THE NOTES............................................................     7
         SECTION 2.1.         Form; Authorized Amount.......................................     7
         SECTION 2.2.         Execution, Authentication, Delivery and Dating................     7
         SECTION 2.3.         Registration; Registration of Transfer and Exchange...........     8
         SECTION 2.4.         Mutilated, Destroyed, Lost or Stolen Notes....................     9
         SECTION 2.5.         Persons Deemed Registered Owners..............................    10
         SECTION 2.6.         Payment of Principal and Interest; Defaulted Interest.........    10
         SECTION 2.7.         Cancellation..................................................    11
         SECTION 2.8.         Release of Collateral.........................................    11
         SECTION 2.9.         Restriction on Transfers of Notes.............................    11
         SECTION 2.10.        Tax Treatment.................................................    12

ARTICLE III.           COVENANTS............................................................    12
         SECTION 3.1.         Payment of Principal and Interest.............................    12
         SECTION 3.2.         Money for Payments To Be Held in Trust........................    12
         SECTION 3.3.         Existence.....................................................    14
         SECTION 3.4.         Protection of Collateral......................................    14
         SECTION 3.5.         Opinions as to Collateral.....................................    14
         SECTION 3.6.         Performance of Obligations; Servicing of Receivables..........    14
         SECTION 3.7.         Negative Covenants............................................    15
         SECTION 3.8.         Annual Statement as to Compliance.............................    17
         SECTION 3.9.         Covenants of the Issuer.......................................    17
         SECTION 3.10.        Investment Company Act........................................    17
         SECTION 3.11.        Restricted Payments...........................................    17
         SECTION 3.12.        Treatment of Class A Notes as Debt for Tax Purposes...........    18
         SECTION 3.13.        Notice of Events of Default...................................    18
         SECTION 3.14.        Further Instruments and Acts..................................    18
         SECTION 3.15.        Capital Expenditures..........................................    18

ARTICLE IV.            SATISFACTION AND DISCHARGE...........................................    19
         SECTION 4.1.         Satisfaction and Discharge of Indenture.......................    19
         SECTION 4.2.         Application of Trust Money....................................    20
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         SECTION 4.3.         Repayment of Moneys Held by Paying Agent......................    20

ARTICLE V.             REMEDIES.............................................................    21
         SECTION 5.1.         Events of Default.............................................    21
         SECTION 5.2.         Acceleration of Maturity; Rescission and Annulment............    23
         SECTION 5.3.         Collection of Indebtedness and Suits for Enforcement
                              by Indenture Trustee..........................................    24
         SECTION 5.4.         Remedies; Priorities..........................................    26
         SECTION 5.5.         Optional Preservation of the Collateral.......................    27
         SECTION 5.6.         Limitation of Suits...........................................    27
         SECTION 5.7.         Unconditional Rights of Registered Owners To Receive
                              Principal and Interest........................................    28
         SECTION 5.8.         Restoration of Rights and Remedies............................    28
         SECTION 5.9.         Rights and Remedies Cumulative................................    28
         SECTION 5.10.        Delay or Omission Not a Waiver................................    28
         SECTION 5.11.        Control by Registered Owners..................................    29
         SECTION 5.12.        Waiver of Past Defaults.......................................    29
         SECTION 5.13.        Undertaking for Costs.........................................    30
         SECTION 5.14.        Waiver of Stay or Extension Laws..............................    30
         SECTION 5.15.        Action on Notes...............................................    30
         SECTION 5.16.        Performance and Enforcement of Certain Obligations............    30

ARTICLE VI.            THE INDENTURE TRUSTEE................................................    31
         SECTION 6.1.         Duties of Indenture Trustee...................................    31
         SECTION 6.2.         Rights of Indenture Trustee...................................    32
         SECTION 6.3.         Individual Rights of Indenture Trustee........................    33
         SECTION 6.4.         Indenture Trustee's Disclaimer................................    33
         SECTION 6.5.         Notice of Defaults............................................    33
         SECTION 6.6.         Reports by Indenture Trustee to Registered Owners.............    33
         SECTION 6.7.         Compensation and Indemnity....................................    34
         SECTION 6.8.         Replacement of Indenture Trustee..............................    34
         SECTION 6.9.         Successor Indenture Trustee by Merger.........................    35
         SECTION 6.10.        Appointment of Co-Indenture Trustee or Separate
                              Indenture Trustee.............................................    35
         SECTION 6.11.        Eligibility; Disqualification.................................    36
         SECTION 6.12.        Maintenance of Office or Agency...............................    37
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                                  (continued)

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ARTICLE VII.           OWNERS' LISTS AND REPORTS............................................    37
         SECTION 7.1.         Preservation of Information; Communications to Registered
                              Owners........................................................    37

ARTICLE VIII.          ACCOUNTS, DISBURSEMENTS AND RELEASES.................................    37
         SECTION 8.1.         Collection of Money...........................................    37
         SECTION 8.2.         Accounts; Distributions.......................................    37
         SECTION 8.3.         General Provisions Regarding Accounts.........................    38
         SECTION 8.4.         Release of Collateral.........................................    38

ARTICLE IX.            SUPPLEMENTAL INDENTURE...............................................    38
         SECTION 9.1.         Reserved......................................................    38
         SECTION 9.2.         Supplemental Indentures.......................................    38
         SECTION 9.3.         Execution of Supplemental Indenture...........................    39
         SECTION 9.4.         Effect of Supplemental Indenture..............................    40
         SECTION 9.5.         Reference in Notes to Supplemental Indenture..................    40

ARTICLE X.             BORROWINGS...........................................................    40
         SECTION 10.1.        Optional Borrowing............................................    40

ARTICLE XI.            MISCELLANEOUS........................................................    41
         SECTION 11.1.        Compliance Certificates and Opinions, etc.....................    41
         SECTION 11.2.        Form of Documents Delivered to Indenture Trustee..............    41
         SECTION 11.3.        Acts of Registered Owners.....................................    42
         SECTION 11.4.        Notices, etc., to Indenture Trustee and Issuer................    43
         SECTION 11.5.        Notices to Registered Owners; Waiver..........................    43
         SECTION 11.6.        Effect of Headings and Table of Contents......................    43
         SECTION 11.7.        Successors and Assigns........................................    43
         SECTION 11.8.        Separability..................................................    44
         SECTION 11.9.        Benefits of Indenture.........................................    44
         SECTION 11.10.       Legal Holidays................................................    44
         SECTION 11.11.       Governing Law.................................................    44
         SECTION 11.12.       Counterparts..................................................    44
         SECTION 11.13.       Recording of Indenture........................................    44
         SECTION 11.14.       Trust Obligation..............................................    44
         SECTION 11.15.       No Petition...................................................    45
         SECTION 11.16.       Inspection....................................................    45
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         SECTION 11.17.            Limitation of Liability of Owner Trustee......................    45

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                                       iv

                                TABLE OF CONTENTS

EXHIBITS

EXHIBIT A       -   Form of Note
EXHIBIT B-1     -   Form of Certificate Regarding Transfer (Accredited Investor)
EXHIBIT B-2     -   Form of Certificate Regarding Transfer (Rule 144A)

         INDENTURE (this "Indenture" or this "Agreement") dated as of January 23, 2003, between OMI NOTE TRUST 2003-A, a Delaware statutory trust (the "Issuer"), and JPMORGAN CHASE BANK, a New York banking corporation, as indenture trustee and not in its individual capacity (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Registered Owners of the OMI Note Trust 2003-A Asset-Backed Notes, Series 2003-A.

                                 GRANTING CLAUSE

         Subject to the terms of this Indenture, the Issuer hereby Grants to the Indenture Trustee on the Closing Date, as Indenture Trustee for the benefit of the Registered Owners of the Notes, (i) all of the Issuer's right, title and interest in and to each Receivable identified on the Schedule of Receivables, including the related Files and related Documents, from time to time existing
(x) at the close of business on the Cut-Off Date, in the case of the Initial Receivables and (y) at the close of business on each Additional Cut-Off Date, in the case of Additional Receivables, provided that the related Contract or Mortgage Note has been delivered to the Custodian, (ii) the Related Security and any other property which secured such Receivable and which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, (iii) the portion of the Issuer's interest in any Insurance Policies relating to such Receivables,
(iv) the Issuer's interest in the Sale and Servicing Agreement, (v) all funds on deposit from time to time in the Note Account, and (vi) all payments on and proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral"), excluding, in each case, monies and other property which have been properly paid or released in accordance with the terms of this Indenture and the other Operative Documents.

         The foregoing Grant is made in trust to secure (i) the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, (ii) the payment of all other amounts payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as indenture trustee on behalf of the Registered Owners of the Notes, acknowledges such Grant, accepts the trusts hereunder and agrees to perform its duties required in this Indenture in accordance with its terms.

         The Indenture Trustee (or the Custodian, on behalf of the Indenture Trustee) shall hold the Files in trust, for the use and benefit of the Issuer and all present and future Registered Owners of the Notes, and shall retain possession thereof. The Indenture Trustee further agrees and acknowledges that each other item of Collateral that is physically delivered to the Indenture Trustee or the Custodian on its behalf will be held by the Indenture Trustee, or by a Custodian, on behalf of the Indenture Trustee, in the State of Texas or in any other location acceptable to the Indenture Trustee and the Servicer.

         The Indenture Trustee further acknowledges that in the event the conveyance of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement is determined to constitute a financing, the Indenture Trustee (or the Servicer as its agent) holds the Receivables as the assignee of the Issuer.

                                   ARTICLE I.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1. Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "Act": The meaning specified in Section 11.3(a) hereof.

         "Additional Borrowing Test": with respect to any Borrowing, a test satisfied if, after giving effect to such Borrowing, the Borrowing Base exceeds the sum of the Class A Note Principal Balance plus the amount of interest which will accrue on the Notes through the next Payment Date.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Class A Undrawn Amount": At any time, the excess, if any, of
(i) the aggregate amount of the Commitments over (ii) the Class A Outstanding Amount at such time.

         "Authorized Officer": With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Borrowing":  The meaning specified in Section 10.1 hereof.

         "Borrowing Date":  The meaning specified in Section 10.1 hereof.

         "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banking institutions in the states of New York, North Carolina or the state in which the Corporate Trust Office is located are authorized or obligated by law or executive to be closed.

         "Certificate of Trust": The certificate of trust of the Issuer substantially in the form of Exhibit A to the Trust Agreement.

         "Class A Note": An OMI Note Trust 2003-A, Class A Asset Backed Note, Series 2003-A, substantially in the Form of Exhibit A hereto.

         "Class A Note Agent": Credit Suisse First Boston, New York Branch, in its capacity as agent for the purchasers parties to the Note Purchase Agreement and its successors and assigns in such capacity.

         "Class A Outstanding Amount": The aggregate principal amount of all Class A Notes that are Outstanding at the date of determination. The Class A Outstanding Amount shall not include the Aggregate Class A Undrawn Amount.

         "Closing Date": [January __, 2003].

         "Commitment": "Commitment" as defined in the Note Purchase Agreement.

         "Code": The Internal Revenue Code of 1986, as amended.

         "Collateral": The meaning specified in the Granting Clause of this Indenture.

         "Corporate Trust Office": The principal office of the Indenture Trustee at 4 New York Plaza, Floor 6, New York, NY 10004, Attn: Institutional Trust Services, or the principal office of any successor Indenture Trustee hereunder.

         "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Depositor": Oak Leaf Holdings, LLC, a Delaware limited liability company, or any successor thereto.

         "Designated Depository Institution": A federal or state chartered depository institution acceptable to the Indenture Trustee, acting in its fiduciary capacity, having combined capital and surplus of at least $50,000,000.

         "Event of Default": The meaning specified in Section 5.1 hereof.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Final Payment Date": the Payment Date in February, 2004.

         "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Indenture Trustee": JPMorgan Chase Bank, a New York banking corporation, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

         "Independent": When used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Depositor, the Transferor, the Servicer, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor, the Transferor, the Servicer, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor, the Transferor, the Servicer, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate": A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Class A Note Agent in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Issuer": OMI Note Trust 2003-A, until a successor replaces it and, thereafter, the successor.

         "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Note": The Class A Notes authorized by, and authenticated and delivered under, this Indenture.

         "Note Purchase Agreement": The Class A Note Purchase Agreement dated as of January 23, 2003, among the Trust, the Depositor, the Transferor, the Seller, the Servicer, the Purchasers parties thereto and the Class A Note Agent.

         "Note Register" and "Note Registrar": The respective meanings specified in Section 2.3.

         "Officer's Certificate": A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, and delivered to the Indenture Trustee.

         "Opinion of Counsel": One or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be counsel to the Issuer or an Affiliate of the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee, as Indenture Trustee, and shall comply with any applicable requirements of Section 11.1 and shall be in form and substance satisfactory to the Indenture Trustee.

         "Outstanding": With respect to any Note and as of the date of determination, any Note theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Registered Owners of such Notes;

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; and

                  (iv) Notes as to which the Indenture Trustee has made final payment, whether or not such Notes are ever surrendered or otherwise returned to the Indenture Trustee;

                  (v) provided, that in determining whether the Registered Owners of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Operative Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Transferor, the Seller, the Servicer, or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Transferor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons;

         "Owner Trustee": Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

         "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Note Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Payment Date": The fifteenth day of each month or, if such day is not a Business Day, the next Business Day thereafter, commencing in February, 2003.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Record Date": With respect to any Payment Date, the Business Day immediately preceding a Payment Date.

         "Registered Owner": The Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "Responsible Officer": With respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale and Servicing Agreement": The Sale and Servicing Agreement dated as of January 23, 2003, among the Issuer, the Depositor, the Transferor, the Seller, the Servicer, JPMorgan Chase Bank, as Backup Servicer and Custodian, and the Indenture Trustee.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Seller": Oakwood Acceptance Corporation, LLC, a Delaware limited liability company, and its permitted successors and assigns.

         "Servicer": Oakwood Servicing Holdings Co., LLC, a Nevada limited liability company, and its permitted successors and assigns.

         "Subservicer": Oakwood Acceptance Corporation, LLC, a Delaware limited liability company.

         "State": Any one of the 50 States of the United States of America or the District of Columbia.

         "Successor Servicer": The meaning specified in Section 3.5(e).

         "Transferor": Ginkgo Corporation, a Delaware corporation, or any successor thereto.

         "Trust Estate": The meaning specified in the granting clause.

         "UCC": Unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         Except as otherwise specified herein or as the context may otherwise require, for all purposes of this Indenture capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale and Servicing Agreement or, if not defined therein, in the Trust Agreement.

         SECTION 1.2. Rules of Construction. Unless the context otherwise requires:

                  (i)      a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii)    "or" is not exclusive;

                  (iv)     "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II.

                                    THE NOTES

         SECTION 2.1. Form; Authorized Amount. The Notes shall be designated as the "OMI Note Trust 2003-A, Class A Asset Backed Notes, Series 2003-A". The aggregate maximum principal amount of Class A Notes which may be issued under this Indenture shall not exceed $200,000,000. The Class A Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officer or officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Notes will be issued and registered in certificated form and will be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officer or officers executing such Notes, as evidenced by the execution of such Notes.

         The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture. The Notes are revolving notes -- additional borrowings may made under the Notes pursuant to Section 10.1 and the principal of the Notes may be repaid and reborrowed without penalty pursuant to the terms hereof.

         The Notes may be marked as temporary, and any Note being so marked may be cancelled and destroyed for substitution by a replacement Note, subject to the provisions of Section 2.2.

         SECTION 2.2. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         Upon Issuer Request, the Indenture Trustee shall authenticate the Notes for original issue in the form of a single, fully registered Note in the name of Credit Suisse First Boston, New York Branch, as Class A Note Agent and in the principal amount of $200,000,000 and deliver such Note to the Class A Note Agent against payment of the purchase price thereof by wire transfer of immediately available funds to the Issuer.

         The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated January 23, 2003. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $250,000 and integral multiples of $1,000 in excess thereof, but will evidence only the pro rata portion of the Class A Outstanding Amount of advances made in respect thereof pursuant hereto.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3. Registration; Registration of Transfer and Exchange. The Indenture Trustee shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Indenture Trustee shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Indenture Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Indenture Trustee as Note Registrar, the Indenture Trustee will give the Issuer and the Class A Note Agent prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Issuer, the Servicer and their respective designees shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Issuer and the Servicer shall have the right to obtain from time to time and to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Registered Owners of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note in compliance with the requirements of this Section 2.3 and Section 2.9 at the office or agency of the Indenture Trustee to be maintained as provided in Section 6.12, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Registered Owner shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

         At the option of any Registered Owner, Notes owned by such Registered Owner may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Registered Owner shall obtain from the Indenture Trustee, the Notes which the Registered Owner making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, and be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Registered Owner thereof or such Registered Owner's attorney duly authorized in writing.

         No service charge shall be made to a Registered Owner for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 not involving any transfer.

         SECTION 2.4. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or (ii) the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Seller, the Servicer, the Transferor, the Depositor and the Indenture Trustee harmless (the unsecured indemnity of the Class A Note Agent, in its individual capacity and not as Class A Note Agent, being sufficient for such purpose), then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that the destroyed, lost or stolen Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met as to such destroyed, lost or stolen Note, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and each of the Issuer, Indenture Trustee, Seller, Servicer, Transferor and Depositor shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by it in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Indenture Trustee may require the payment by the Registered Owner of such Note, of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable fees and expenses of the Issuer and the Indenture Trustee connected therewith.

         SECTION 2.5. Persons Deemed Registered Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.6. Payment of Principal and Interest; Defaulted Interest. The Class A Note Principal Balance of the Class A Notes shall accrue interest on each day the Class A Notes are outstanding as follows: (i) the Class A Note Principal Balance outstanding after giving effect to all payments on a Payment Date shall accrue interest at the "Note Interest Rate", determined as provided in the Note Purchase Agreement, for the Accrual Period beginning on such Payment Date, and (ii) the principal amount of each Borrowing during an Accrual Period shall accrue interest for period from the related Borrowing Date to the end of such Accrual Period at the "Note Interest Rate", determined as provided in the Note Purchase Agreement, with respect to such period and such Borrowing, determined as provided in the Note Purchase Agreement. The amount of interest payable in respect of the Notes on each Payment Date shall be equal to the aggregate amount of interest determined pursuant to preceding sentence and the Note Purchase Agreement, provided that if any principal amount described in clause (i) or (ii) of the preceding sentence together with interest accrued thereon to the date of payment is paid prior to the end of such Accrual Period pursuant to Section 3.8 of the Sale and Servicing Agreement, then (x) Class A Note Monthly Interest with respect to such Accrual Period shall not include the amount of interest so prepaid and (y) such principal amount shall cease accruing interest as of the date of such prepayment. Amounts prepaid pursuant to such
Section 3.8 shall be allocated among the amounts set forth in clauses (i) and
(ii) of the second preceding sentence by the Note Agent, after consultation with the Servicer.

         (a) The principal of each Note shall be payable as provided in the Sale and Servicing Agreement and the form of the Notes set forth in Exhibit A. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the earlier of (i) the Final Payment Date and (ii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Registered Owners of Notes representing not less than a majority of the Class A Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 (unless such declaration has been rescinded pursuant to the terms hereof).

         (b) Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note is registered on the related Record Date by wire transfer in immediately available funds to the account designated by such Person prior to such Record Date, or, in the absence of any such designation, by check mailed to such Person at the address of such Person appearing in the Note Register; except that the final installment of principal and interest payable with respect to such Note on a Payment Date or on the applicable Final Payment Date shall be payable as provided in paragraph
(d) below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.2.

         (c) All principal and interest payments on the Notes shall be made pro rata to the Registered Owners. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which it expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Such final installment shall be paid only upon presentation and surrender of such Note to the Indenture Trustee.

         SECTION 2.7. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.8. Release of Collateral. The Indenture Trustee shall not release property from the lien of this Indenture except in accordance with the terms of this Indenture, the Sale and Servicing Agreement and the Custodial Agreement.

         SECTION 2.9. Restriction on Transfers of Notes. No sale or other transfer of record or beneficial ownership of a Note shall be made unless such transfer is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with said Securities Act and laws. The Issuer and the Indenture Trustee shall require the transferee to execute an investment letter in the form of Exhibit B-1 or B-2 hereto certifying to the Issuer, the Indenture Trustee, the Servicer, the Depositor, the Transferor and the Seller the facts surrounding such transfer, which investment letter shall not be an expense of any such Person. The Registered Owner of a Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuer, the Indenture Trustee, the Servicer, the Depositor, the

Transferor and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         SECTION 2.10. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Indenture, and each Registered Owner, by its acceptance of a Note, agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                                  ARTICLE III.

                                    COVENANTS

         SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay (or will cause to be duly and punctually paid) the principal of and interest, if any, on the Notes in accordance with the terms of the Notes, this Indenture and the other Operative Documents. Without limiting the foregoing, subject to and in accordance with Section 8.2(c), on each Payment Date the Issuer will cause to be distributed to the Registered Owners from Available Funds on deposit in the Note Account all amounts required to be so distributed pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Registered Owner of interest and/or principal shall be considered as having been paid by the Issuer to such Registered Owner for all purposes of this Indenture.

         SECTION 3.2. Money for Payments To Be Held in Trust. All payments of amounts due and payable with respect to any Notes pursuant to Section 8.2 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no such amounts shall be paid over to the Issuer except as provided in this Section 3.2.

         The Issuer hereby appoints the Indenture Trustee as a Paying Agent. The Issuer may appoint other Paying Agents from time to time. Any such other Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section
6.11. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Designated Depository Institution.

         The Issuer will cause each Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.2, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Registered Owners entitled thereto until such sums shall be paid to such Registered Owners or otherwise disposed of as herein provided and pay such sums to such Registered Owners as herein provided;

                  (ii) give the Indenture Trustee notice of any Default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Registered Owner of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Registered Owners whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Registered Owner).

         SECTION 3.3. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

         SECTION 3.4. Protection of Collateral. The Issuer will, from time to time, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) provide further assurance with respect to the Grant of all or any portion of the Collateral;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv)     enforce any rights with respect to the Collateral;
and

                  (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee in such Collateral against the claims of all persons and parties.

         SECTION 3.5. Opinions as to Collateral. From time to time the Note Agent may request that the Issuer furnish, and within 30 days following such request the Issuer shall furnish, to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture during the following 12-month period.

         SECTION 3.6.      Performance of Obligations; Servicing of Receivables.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement, the Custodial Agreement or such other instrument or agreement.

         (b) The Issuer may contract with or otherwise obtain the assistance of other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer pursuant to the Sale and Servicing Agreement to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Operative Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement, in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee in writing thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default.

         (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Registered Owners of at least a majority of the Class A Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement or in the Mortgage Loan Documents or the Contract Documents) or the Operative Documents, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Registered Owners or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Registered Owners of all the outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and the Registered Owners, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

         SECTION 3.7. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, the Custodial Agreement or the Sale and Servicing Agreement (including Section 3.8 thereof), sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Registered Owner by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

                  (iii) engage in any business or activity other than as permitted by the this Indenture, Trust Agreement and the other Operative Documents and any activities incidental thereto, or amend the Trust Agreement as in effect on the Closing Date other than in accordance with Article XI thereof,

                  (iv) issue debt obligations under any indenture other than this Indenture;

                  (v) incur or assume, directly or indirectly, any indebtedness, except for such indebtedness as may be incurred by the Issuer pursuant to this Indenture, or guaranty any indebtedness or other obligations of any Person (other than the Receivables), or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person (other than the Receivables, Repo Properties and REO Properties).

                  (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

                  (vii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be subordinated, terminated or discharged, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Mortgaged Properties and Manufactured Homes and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral;

                  (viii) take any other action or fail to take any action which may cause the Issuer to be taxable as (a) an association pursuant to
Section 7701 of the Code and the corresponding regulations, (b) a publicly traded partnership taxable as a corporation pursuant to Section 7704 of the Code and the corresponding regulations, or (c) a taxable mortgage pool pursuant to
Section 7701(i) of the Code and the corresponding regulations; and

                  (ix) change the location of its principal place of business without prior notice to the Indenture Trustee and the Registered Owners of the Notes.

         SECTION 3.8. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each calendar year of the Issuer (commencing with the 2003 fiscal year), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under the Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.9. Covenants of the Issuer. All covenants of the Issuer in this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

         SECTION 3.10. Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.10 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         SECTION 3.11. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, the Seller, the Depositor or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, payments and distributions to or on behalf of the Servicer, the Seller, the Transferor, the Depositor, the Indenture Trustee, the Owner Trustee, the Registered Owners and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, this Indenture, the Sale and Servicing Agreement, the Trust Agreement or the other Operative Documents. The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Note Account except in accordance with this Indenture and the other Operative Documents.

         SECTION 3.12. Treatment of Class A Notes as Debt for Tax Purposes. The Issuer shall treat the Class A Notes as indebtedness for all federal, state and local income and franchise tax purposes.

         SECTION 3.13. Notice of Events of Default. The Issuer shall give the Indenture Trustee prompt written notice of each Default and Event of Default of which it obtains actual knowledge and of what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 3.14. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.15. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) except with respect to Repo Properties and REO Properties as contemplated by the Sale and Servicing Agreement.

         SECTION 3.16. Separateness. So long as any Notes are Outstanding, the Issuer agrees that:

                  (i) It shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which such persons are concerned, and shall avoid the appearance that it is conducting business on behalf of OAC or any Affiliate thereof or that its assets are available to pay the creditors of OAC or any Affiliate thereof (other than as expressly provided herein).

                  (ii) It shall maintain corporate records and books of account (to the extent maintained) separate from those of OAC and any Affiliate thereof.

                  (iii) It shall obtain proper authorization for all action requiring such authorization.

                  (iv) It shall pay its own operating expenses and liabilities from its own funds.

                  (v) The annual financial statements of OHC shall disclose the effects of the transactions contemplated hereby in accordance with generally accepted accounting principles.

                  (vi) Its resolutions, agreements and other instruments underlying the transactions described in this Agreement shall be continuously maintained by it as part of its official records.

                  (vii) It shall maintain an arm's-length relationship with OAC and its Affiliates, and shall not hold itself out as being liable for the debts of OAC or any of its Affiliates.

                  (viii) It shall keep its assets and liabilities separate from those of all other entities other than as permitted herein.

                  (ix) It shall not maintain bank accounts or other depository accounts to which any Affiliate is an account party or from which any Affiliate has the power to make withdrawals.

                  (x) It shall not amend, supplement or otherwise modify its organizational documents, except in accordance therewith and with the prior written consent of the Class A Note Agent.

                  (xi) It shall not create, incur, assume or suffer to exist any indebtedness on which it is obligated, except as contemplated by this Agreement and the other Operative Documents. It shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person (other than the Receivables), agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital. It shall not be party to any indenture, agreement, mortgage, deed of trust or other instrument other than this Agreement and the other Operative Documents.

                  (xii) It shall not enter into, or be a party to any transaction, except as contemplated by this Agreement and the other Operative Documents.

                  (xiii) It shall observe all procedures required by its organizational documents and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect the interests hereunder of the Noteholders or its ability to perform its obligations hereunder.

                  (xiv) It shall not form, or cause to be formed, any subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness (other than the Receivables), acquisition of the business or assets, or otherwise) except as otherwise permitted herein.

                                   ARTICLE IV.

                           SATISFACTION AND DISCHARGE

         SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Registered Owners to receive payments of principal thereof and interest thereon, (iv) Sections 3.2,
3.3 and 3.4 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Registered Owners as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when all of the following have occurred:

                  (A)      either

                           (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in
                  Section 2.4 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.2) have been delivered to the Indenture Trustee for cancellation; or

                           (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation, either:

                                    (a)      have become due and payable, or

                                    (b)      are to be called for redemption
                           within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of a. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Payment Date;

                  (B) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 11.1 and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Sections 3.2 and 4.3 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture, the Sale and Servicing Agreement, the Trust Agreement, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Registered Owners of the Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

         SECTION 4.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to the Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.2 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                   ARTICLE V.

                                    REMEDIES

         SECTION 5.1. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any Class A Current Interest on any Class A Note which continues unremedied for a period of one Business Day after the date when the same becomes due and payable; or

         (b) default in the payment of the principal of or any installment of the principal of any Note which continues unremedied for a period of one Business Day after the date when the same becomes due and payable; or

         (c) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with) or the Sale and Servicing Agreement or the other Operative Documents, or any representation or warranty of the Issuer made in this Indenture, the Sale and Servicing Agreement or the other Operative Documents or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default and the resulting material adverse effect shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer and the Servicer by the Indenture Trustee or to the Issuer, the Servicer and the Indenture Trustee by the Registered Owners of a majority of the Class A Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

         (d) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Depositor, the Transferor, the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Depositor, the Transferor, the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (e) the commencement by the Depositor, the Transferor or the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Depositor, the Transferor or the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Depositor, the Transferor, the Issuer or for any substantial part of the Collateral, or the making by the Depositor, the Transferor or the Issuer of any general assignment for the benefit of creditors, or the failure by the Depositor, the Transferor or the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Depositor, the Transferor or the Issuer in furtherance of any of the foregoing; or

         (f) the Issuer becomes subject to regulation under the Investment Company Act of 1940, as amended; or

         (g) a Servicer Termination Event shall have occurred and be continuing (other than pursuant to Section 6.1(a)(x) of the Sale and Servicing Agreement); or

         (h) a Borrowing Base Deficiency shall exist for more than one Business Day; or

         (i) On any date, the weighted average time period (based on Loan Balance) since the Eligible Receivables included in the Trust Estate were originated (other than Eligible Receivables which had previously been sold or permanently financed in a securitized transaction and had been repurchased by the Seller or an Affiliate of the Seller pursuant to a "clean-up call" under such transaction) exceeds six (6) months; or

         (j) the principal amount of the Class A Notes shall not have been repaid on or before the February, 2004 Payment Date; or

         (k) OHC shall not have entered into the Final DIP Financing on or prior to December 20, 2002, provided that if the Interim DIP Financing remains in effect through February 15, 2003, an Event of Default shall not occur under this clause (k) if (x) OHC enters into the portion of the Final DIP Financing providing a $140,000,000 facility for general corporate purposes on or prior to February 15, 2003 and (y) OHC enters into the portion of the Final DIP Financing providing a $75,000,000 facility for servicer advances on or prior to February 15, 2003; or

         (l)      there shall be any uncured default or event of default under
(i) the Interim DIP Financing or (ii) after the entry of the Final Order, the Final DIP Financing, or there shall be any amendment thereto without the prior written consent of the Class A Note Agent; or

         (m) (i) the Interim Order or (ii) after the entry of the Final Order, the Final Order, shall be vacated or stayed or shall be the subject of appeal; or

         (n) the bankruptcy case of OHC, OAC or any of their Affiliates shall be converted to a case under Chapter 7 of the Bankruptcy Code, or a trustee or examiner with expanded powers shall be appointed by the Bankruptcy Court in any such case; or

         (o) the Ordinary Course Order shall cease to be in full force and effect, or shall after its entry be vacated or stayed or shall be the subject of appeal, or the Bankruptcy Court shall enter any order containing provisions inconsistent with the Ordinary Course Order or the Operative Documents (or OHC, OAC or an official committee of creditors shall seek such an order); or

         (p) the Receivables Sale and Servicing Order shall not have been entered by January 8, 2003 or shall after its entry cease to be in full force and effect, or shall be vacated or stayed or shall be the subject of appeal, or the Bankruptcy Court shall enter any order containing provisions inconsistent with the Receivables Sale and Servicing Order or the Operative Documents (or OHC, OAC or an official committee of creditors shall seek such an order); or

         (q) a chapter 11 plan of reorganization or liquidation for OHC, OAC or any of their Affiliates shall become effective prior to the repayment of all interest accrued on, and principal of, the Notes and satisfaction of all obligations of the Issuer under this Indenture and the Note Purchase Agreement.

         SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, the Indenture Trustee shall, at the direction of the Registered Owners of Notes representing not less than a majority of the Class A Outstanding Amount, declare all the Notes to be immediately due and payable and the Commitments terminated, by a notice in writing to the Issuer and to the Servicer (and to the Indenture Trustee if given by Registered Owners), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity (and the termination of the Commitments) with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V provided, the Registered Owners of Notes representing a majority of the Class A Outstanding Amount by written notice to the Issuer, the Servicer and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if:

         (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (i) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

         (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Registered Owners of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its respective agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may, in its discretion, and shall at the direction of the Registered Owners of the Notes representing a majority of the Class A Outstanding Amount, institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, the Indenture Trustee, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on any Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Indenture. Each Registered Owner of a Note by its acceptance thereof agrees that, except as expressly provided in the Operative Documents, in the case of an Event of Default under this Indenture, such Registered Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in this Indenture or in any Note.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, and shall at the direction of the Registered Owners of the Notes representing a majority of the Class A Outstanding Amount, as more particularly provided in Section 5.4, proceed to protect and enforce its rights and the rights of the Registered Owners, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or any other Operative Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or any other Operative Document or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee (except as a result of negligence or bad faith)), and of the Registered Owners allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Registered Owners of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Registered Owners and the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Registered Owners of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

                  (v) and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Registered Owners to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Registered Owners, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Registered Owner any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Registered Owner thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Registered Owner in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Registered Owners of the Notes.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Registered Owners, and it shall not be necessary to make any Registered Owner a party to any such Proceedings.

         SECTION 5.4.      Remedies; Priorities.

         (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and at the direction of the Registered Owners of the Notes representing a majority of the Class A Outstanding Amount shall, upon receipt of satisfactory indemnity and assurances (an unsecured indemnity of the initial Registered Owner being sufficient for such purpose), do one or more of the following (subject to Section 5.5):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture or any other Operative Document, whether by declaration or otherwise, enforce any judgment obtained, and collect any moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Registered Owners; and

                  (iv) sell, securitize or otherwise dispose of the Collateral or any portion thereof or rights or interests therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the order of priority set forth in Section 3.2 of the Sale and Servicing Agreement.

         The Indenture Trustee may fix a record date and payment date for any payment to be made to the Registered Owners pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Registered Owner and the Issuer a notice that states the record date, the payment date and the amount to be paid.

         SECTION 5.5. Optional Preservation of the Collateral. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Registered Owners that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         SECTION 5.6. Limitation of Suits. No Registered Owner of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, the Sale or Servicing Agreement or any other Operative Document (other than the Note Purchase Agreement) or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) such Registered Owner has previously given written notice to the Indenture Trustee of a continuing Event of Default;

         (b) the Registered Owners of a majority of the Class A Outstanding Amount have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

         (c) such Registered Owner or Registered Owners have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request (an unsecured indemnity of the initial Registered Owner being sufficient for such request);

         (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

         (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Registered Owners of a majority of the Class A Outstanding Amount.

         It is understood and intended that no one or more Registered Owners of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any other Operative Document to affect, disturb or prejudice the rights of any other Registered Owners of Notes or to obtain or to seek to obtain priority or preference over any other Registered Owners or to enforce any right under this Indenture or any other Operative Document, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Registered Owners of Notes, each representing less than a majority of the Class A Outstanding Amount, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture or any other Operative Document.

         SECTION 5.7. Unconditional Rights of Registered Owners To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Registered Owner of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the Final Payment Date and following an Event of Default and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Registered Owner.

         SECTION 5.8. Restoration of Rights and Remedies. If the Indenture Trustee or any Registered Owner has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Registered Owner, then and in every such case the Issuer, the Indenture Trustee and the Registered Owners shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Registered Owners shall continue as though no such Proceeding had been instituted.

         SECTION 5.9. Rights and Remedies Cumulative. No right or remedy herein or in any other Operative Document conferred upon or reserved to the Indenture Trustee or to the Registered Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, thereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Registered Owner of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a

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waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or any other Operative Document or by law to the Indenture Trustee or to the Registered Owners may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Registered Owners, as the case may be.

         SECTION 5.11. Control by Registered Owners. The Registered Owners of a majority of the Class A Outstanding Amount shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture;

         (b) any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Registered Owners of Notes representing not less than 100% of the Class A Outstanding Amount;

         (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Registered Owners of Notes representing less than 100% of the Class A Outstanding Amount to sell or liquidate the Collateral shall be of no force and effect; and

         (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

         Notwithstanding the rights of the Registered Owners set forth in this Section, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Registered Owners not consenting to such action.

         Notwithstanding anything contained herein to the contrary, the Indenture Trustee shall not be bound to, obligated or required to take any action at the request or direction of any Registered Owner pursuant to this Indenture if such Registered Owner shall not have made available to the Indenture Trustee, security or indemnity reasonably acceptable to the Indenture Trustee against the costs, expenses and liabilities (including fee and expenses of its agents and counsel) which might be incurred by it in compliance with the written request or direction.

         SECTION 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Registered Owners of Notes representing 100% of the Class A Outstanding Amount may waive any past Default or Event of Default and its consequences. In the case of any such waiver, the Issuer, the Indenture Trustee and the Registered Owners of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture and each other Operative Document; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Registered Owner of any Note by such Registered Owner's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Registered Owner, or group of Registered Owners, in each case holding in the aggregate more than 10% of the Class A Outstanding Amount or (c) any suit instituted by any Registered Owner for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture or any other Operative Document shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or any other Operative Document. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Registered Owners shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

         SECTION 5.16.     Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor, the Transferor, the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement or any other Operative Document to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor, the Transferor, the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor, the Transferor, the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement and the other Operative Documents.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the written direction (which direction shall be in writing) of the Registered Owners of 66-2/3% of the Class A Outstanding Amount shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor, the Transferor, the Seller or the Servicer under or in connection with the Sale and Servicing Agreement and the other Operative Documents including the right or power to take any action to compel or secure performance or observance by the Depositor, the Transferor, the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement or any other Operative Document and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI.

                              THE INDENTURE TRUSTEE

         SECTION 6.1.      Duties of Indenture Trustee.

         (a) If an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)      Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates (or similar documents) or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates (or similar documents) and opinions to determine whether or not they conform to the requirements of this Indenture; provided that the Indenture Trustee shall not be responsible for the accuracy or content of any certificate (or similar document) or opinion furnished to it pursuant to the terms of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i)      this paragraph does not limit the effect of paragraph
(b) of this Section;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or for exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee under this Indenture.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section.

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Indenture Trustee in its commercial capacity. In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon.

         (f) Money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Collateral pursuant to Section 5.4.

         (h) The Indenture Trustee is authorized and directed to act as title holder of Lock-Box Accounts Nos. 2000000733346 and 2000000733605 (the "Initial Lock-Box Accounts") in accordance with the terms of that certain letter agreement between the Subservicer and Wachovia National Association (formerly First Union National Bank), dated February 20, 2001 (the "Initial Lock-Box Agreement"), for the benefit of FNMA, GNMA and the investors with interests in the funds on deposit in such accounts. The Initial Lock-Box Accounts shall not constitute part of the Trust Estate or the Collateral or serve as security for repayment of the Notes or any other obligation payable under this Indenture.

         SECTION 6.2.      Rights of Indenture Trustee.

         (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel, which shall not be at the expense of the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney or custodian appointed by the Indenture Trustee with due care.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

         (f) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

         SECTION 6.3. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         SECTION 6.4. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Collateral, the Trust Estate or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, the Collateral, the Trust Estate, or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5. Notice of Defaults. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Registered Owner notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Registered Owners.

         SECTION 6.6. Reports by Indenture Trustee to Registered Owners. The Indenture Trustee shall deliver to each Registered Owner such information as may be required to enable such Registered Owner to prepare its federal and state income tax returns.

         SECTION 6.7. Compensation and Indemnity. The Indenture Trustee shall receive compensation for fees and reimbursement for expenses pursuant to
Section 3.2(i) of the Sale and Servicing Agreement, subject to Section 6.1(g) of this Indenture. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified pursuant to Section 3.4 of the Sale and Servicing Agreement and held harmless against any loss, liability, or unanticipated out-of-pocket expense incurred or paid to third parties, including reasonable attorneys' fees and expenses (which expenses shall not include salaries paid to employees, or allocable overhead, of the Indenture Trustee) in connection with the acceptance or administration of its trusts hereunder or the Notes, or by reason of its participation in the transaction contemplated hereby, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The provisions of this Section 6.7 shall survive the termination of this Indenture.

         This Section shall survive the discharge of this Indenture and the replacement of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(e) or (f) with respect to the Issuer or the Servicer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         SECTION 6.8. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time upon 30 day prior notice by so notifying the Issuer, the Servicer and the Class A Note Agent. The Registered Owners of a majority of the Class A Outstanding Amount may remove the Indenture Trustee by so notifying the Indenture Trustee, the Issuer and the Servicer and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

         (a)      the Indenture Trustee fails to comply with Section 6.11;

         (b)      the Indenture Trustee is adjudged a bankrupt or insolvent;

         (c) a receiver or other public officer takes charge of the Indenture Trustee or its property;

         (d)      the Indenture Trustee otherwise becomes incapable of acting;
or

         (e) the Indenture Trustee breaches its obligations hereunder in a material respect.

         If the Indenture Trustee resigns or is removed, or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Registered Owners of a majority of the Class A Outstanding Amount. A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Servicer and the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Registered Owners. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee at the Issuer's expense to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer, the Servicer or the Registered Owners of a majority of the Class A Outstanding Amount may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Registered Owner may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

         SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act (other than the execution and delivery to the Issuer and the Servicer of an assignment and assumption of this Indenture, to the extent that such succession is not effected by operation of law) shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force provided in the Notes or in this Indenture.

         SECTION 6.10. Appointment of Co-Indenture Trustee or Separate-Indenture Trustee.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Registered Owners, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Registered Owners of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof; provided that the Indenture Trustee shall deliver notice of any such co-trustee or separate trustee to the Servicer.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times be authorized to exercise corporate trust powers. The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A3 or better by Moody's or shall otherwise be acceptable to Moody's. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.8 hereof.

         SECTION 6.12. Maintenance of Office or Agency. The Indenture Trustee will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Indenture Trustee in respect of the Notes and this Indenture may be served. The Indenture Trustee will give prompt written notice to the Issuer, the Servicer and the Class A Note Agent of the location, and of any change in the location, of any such office or agency. If at any time the Indenture Trustee shall fail to maintain any such office or agency or shall fail to furnish the Issuer or the Servicer with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                                  ARTICLE VII.

                            OWNERS' LISTS AND REPORTS

         SECTION 7.1. Preservation of Information; Communications to Registered Owners. Registered Owners may communicate with other Registered Owners with respect to their rights under this Indenture or under the Notes.

                                  ARTICLE VIII.

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         SECTION 8.2.      Accounts; Distributions.

         (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee for the benefit of the Registered Owners, the Note Account, as provided in the Sale and Servicing Agreement. The Indenture Trustee shall make the allocations and disbursements from the Available Funds held in the Note Account in accordance with the terms hereof and the Sale and Servicing Agreement.

         (b) On each Payment Date, to the extent of Available Funds on deposit in the Note Account, the Indenture Trustee or the Paying Agent shall make distributions from Available Funds withdrawn from the Note Account in the order of priority set forth in Section 3.2 of the Sale and Servicing Agreement.

         SECTION 8.3. General Provisions Regarding Accounts. The funds in the Accounts shall be invested in accordance with the provisions of Section 3.3 of the Sale and Servicing Agreement

         SECTION 8.4.      Release of Collateral.

         (a)      Subject to the payment of its fees and expenses pursuant to
Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture, the Sale and Servicing Agreement and the Custodial Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture and the other Operative Documents. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee and the Owner Trustee in respect of the Notes have been paid and the Commitments terminated, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Subsection (b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.1.

                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURE

         SECTION 9.1.      Reserved.

         SECTION 9.2. Supplemental Indentures. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with the consent of the Registered Owners of not less than a majority of the Class A Outstanding Amount, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Registered Owners of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Registered Owner of each Note affected thereby:

         (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, or the interest to accrue thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

         (b) reduce the percentage of the Class A Outstanding Amount, the consent of the Registered Owners of which is required for any such supplemental indenture, or the consent of the Registered Owners of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

         (c) reduce the percentage of the Class A Outstanding Amount required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.11;

         (d) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Operative Documents cannot be modified or waived without the consent of the Registered Owner of each Note affected thereby;

         (e) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note (including the calculation of any of the individual components of such calculation); or

         (f) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Registered Owner of any Note of the security provided by the lien of this Indenture.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Registered Owners of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         In connection with requesting the consent of the Registered Owners pursuant to this Section, the Indenture Trustee shall mail to the Registered Owners of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Registered Owners under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.3. Execution of Supplemental Indenture. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture and each other Operative Document affected thereby shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture and each such other Operative Document of the Indenture Trustee, the Issuer and the Registered Owners of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. Reference in Notes to Supplemental Indenture. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Notes.

                                   ARTICLE X.

                                   BORROWINGS

         SECTION 10.1. Optional Borrowing. (a) On any Business Day prior to the Final Addition Date, additional amounts may be borrowed or reborrowed by the Issuer under the Class A Notes (a "Borrowing"); provided that (i) each applicable condition to such Borrowing specified in the Note Purchase Agreement (except the condition in Section 3.2(d)) is satisfied on the date of such Borrowing (a "Borrowing Date"), (ii) the Issuer shall have delivered to the Indenture Trustee and the Class A Note Agent (A) an updated Schedule of Receivables, (B) an Officer's Certificate certifying the calculation of the Borrowing Base and the Additional Borrowing Test as of the latest practicable date, but in no event earlier than the third Business Day prior to the Borrowing Date, such calculation to be in the form set forth in the form of Monthly Report attached to the Sale and Servicing Agreement and (C) an Officer's Certificate to the effect that the conditions precedent set forth herein and in the Note Purchase Agreement shall have been satisfied, (iii) the Additional Borrowing Test shall have been satisfied and (iii) in no event may the aggregate amount of Borrowings outstanding under the Class A Notes exceed the aggregate amount of the Commitments (as such Commitments may be reduced from time to time pursuant to the Note Purchase Agreement); provided, further, that Borrowing Dates shall occur no more frequently than twice every calendar week unless otherwise approved by the Class A Note Agent.

         (b) Notice of any Borrowing shall be given by the Issuer to the Indenture Trustee, and the Indenture Trustee shall give notice of any such Borrowing to each Registered Owner of the Notes. Each Borrowing shall be made pro rata according to the unused Commitments.

                                   ARTICLE XI.

                                  MISCELLANEOUS

         SECTION 11.1. Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture as to which an Officer's Certificate or an Opinion of Counsel is required, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate or an Opinion of Counsel, as the case may be, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1) a statement that each Person signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

                           (3) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         SECTION 11.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer, the Transferor, the

Depositor or any other Person, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer, the Transferor, the Depositor or such other Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3.     Acts of Registered Owners.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Registered Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Registered Owners in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered in writing to the Indenture Trustee, and, where it is hereby expressly required, to each other Person to whom such instrument or instruments are required to be delivered. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Registered Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee, the Issuer and any such other Person, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c)      The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Registered Owner of any Notes shall bind the Registered Owner of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee, the Issuer or any other Person in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4. Notices, etc., to Indenture Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Registered Owners or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Registered Owners is to be made upon, given or furnished to or filed with:

         (a) the Indenture Trustee by any Registered Owner or by the Issuer or any other Person shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

         (b)      in the case of the Issuer or any other Person, as provided in
Section 8.10 of the Sale and Servicing Agreement.

         SECTION 11.5. Notices to Registered Owners; Waiver. Where this Indenture provides for notice to Registered Owners of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Registered Owner affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Registered Owners is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Registered Owner shall affect the sufficiency of such notice with respect to other Registered Owners, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Registered Owners shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Registered Owners when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 11.6. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.7. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         SECTION 11.8. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.9. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Registered Owners, and any other party secured hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.10. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.11. Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.12. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.13. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer at its expense upon certification by the Class A Note Agent or the Indenture Trustee to the effect that such recording is necessary or advisable either for the protection of the Indenture Trustee or the Registered Owners or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.14. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Transferor, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any Registered Owner of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. By its acceptance of a Note, each Registered Owner covenants and agrees to the foregoing. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

         SECTION 11.15. No Petition. The Indenture Trustee, by entering into this Indenture, and each Registered Owner, by accepting a Note, hereby covenant and agree that they will not institute against the Depositor, the Transferor or the Issuer, or join in any institution against the Depositor, the Transferor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Operative Documents for one year and one day after payment of the Notes.

         SECTION 11.16. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         SECTION 11.17. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein or in any other Operative Document to the contrary, it is expressly understood and agreed by the parties hereto that
(a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and the Trust Estate, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

         SECTION 11.18. Representations of Issuer regarding Mortgage Loans. The Issuer hereby makes the following representations and warranties, which shall survive the execution and delivery of this Indenture and which may not be waived unless Standard & Poor's shall have confirmed that such waiver will not result in a withdrawal or reduction of any rating of the Senior Notes then in effect:

         (a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables arising under Mortgage Loans in favor of the Indenture

Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

         (b) Each Mortgage Note constitutes an "instrument" within the meaning of the applicable UCC.

         (c) The Issuer owns and has good and marketable title to the Receivables arising under Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person.

         (d) The Issuer has received all consents and approvals required by the terms of the Mortgage Loans to the grant of a security interest in the Receivables arising under such Mortgage Loans hereunder to the Indenture Trustee.

         (e) All original executed copies of each Mortgage Note that constitutes or evidences Collateral have been delivered to the Custodian.

         (f) The Issuer has received a written acknowledgment from the Custodian that the Custodian is holding the Mortgage Notes that constitute or evidence Collateral solely on behalf and for the benefit of the Indenture Trustee.

         (g) Other than the security interest granted to the Indenture Trustee pursuant to this Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

         (h) None of the Mortgage Notes that constitute or evidence Collateral has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

         SECTION 11.19. Representations of Issuer regarding Contracts. The Issuer hereby makes the following representations and warranties, which shall survive the execution and delivery of this Indenture and which may not be waived unless Standard & Poor's shall have confirmed that such waiver will not result in a withdrawal or reduction of any rating of the Senior Notes then in effect:

         (a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables arising under Contracts in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

         (b) The Issuer has taken all steps necessary to perfect its security interest against the related Obligor in the property securing each Receivable arising under a Contract.

         (c) Each Contract constitutes "tangible chattel paper" within the meaning of the applicable UCC.

         (d) The Issuer owns and has good and marketable title to the Receivables arising under Contracts free and clear of any Lien, claim or encumbrance of any Person.

         (e) All original executed copies of each Contract that constitutes or evidences Collateral have been delivered to the Custodian.

         (f) The Issuer has received a written acknowledgment from the Custodian that the Custodian is holding the Contracts that constitute or evidence Collateral solely on behalf and for the benefit of the Indenture Trustee.

         (g) Other than the security interest granted to the Indenture Trustee pursuant to this Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

         (h) None of the Contracts that constitute or evidence Collateral has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

OMI NOTE TRUST 2003-A

By: Wilmington Trust Company,
    not in its individual capacity but solely as Owner Trustee

By: _____________________________________
    Name:_______________________________________
    Title: _____________________________________

JPMORGAN CHASE BANK,
as Indenture Trustee

By: _____________________________________
    Name:_______________________________________
    Title:______________________________________

STATE OF _______________________________)
                                        :  ss.:
COUNTY OF ______________________________)

       BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared __________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee on behalf of OMI Note Trust 2003-A, a Delaware statutory trust, and that such person executed the same as the act of said statutory trust for the purpose and consideration therein expressed, and in the capacities therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this____day of ____________, 2003.

Notary Public in and for the State of ______________
(Seal)

My commission expires:

____________________________

STATE OF _______________________________)
                                        :  ss.:
COUNTY OF ______________________________)

BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared __________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of JPMorgan Chase Bank, not in its individual capacity, but solely as Indenture Trustee, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____day of ______________, 2003.

_______________________________________________
Notary Public in and for the State of _________
(Seal)

My commission expires:

___________________________

                                    EXHIBIT A

                              FORM OF CLASS A NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS NOTE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.9 OF THE INDENTURE REFERRED TO HEREIN.

THIS IS A REVOLVING NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

Date of Indenture: As of January 23, 2003

First Payment Date: ____________________

Denomination:  $_________________                              Note No: 0001

                              OMI NOTE TRUST 2003-A
                    CLASS A ASSET BACKED NOTES, SERIES 2003-A

         OMI NOTE TRUST 2003-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to __________, or registered assigns, the lesser of (a) the principal sum of _______________________ ($_____________) and
(b) the aggregate outstanding amount of advances hereunder made pursuant to
Section 10.1 of the Indenture dated as of January 23, 2003, between the Issuer and JPMorgan Chase Bank, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Payment Date occurring on [February 15, 2004] (the "Final Payment Date") and (ii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee, at the direction of the Registered Owners of Notes representing not less than a majority of the Class A Outstanding Amount, has declared the Notes to be immediately due and payable in the manner provided in
Section 5.2 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture.

         Pursuant to the terms of the Indenture, payments will be made on the 15th day of each month or, if such day is not a Business Day, on the Business Day immediately following such 15th day (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the applicable Record Date, in such amounts as are determined pursuant to the Indenture and the Sale and Servicing Agreement.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Sale and Servicing Agreement.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                               [Signatures follow]

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  _____________________

                              OMI NOTE TRUST 2003-A

                              By:  Wilmington Trust Company,
                                   not in its individual capacity but solely as
                                   Owner Trustee under the Trust Agreement

                              By:____________________________________
                                   Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes designated above and referred to in the within-mentioned Indenture.

Date:  ______________________________

                          ___________________________,
                              as Indenture Trustee

                       By: ______________________________
                              Authorized Signatory

                                [Reverse of Note]

         This Note is one of a Series of a duly authorized issue of Notes of the Issuer, designated as the OMI Note Trust 2003-A, Class A Asset Backed Notes, Series 2003-A (herein called the "Notes"), issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Registered Owners of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. Terms not defined herein will have the definitions as provided in the Indenture. The Notes are subject to all terms of the Indenture.

         The Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

         The Notes are revolving notes, the principal of which may be repaid and reborrowed without penalty pursuant to the terms of the Indenture.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Final Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction of the Registered Owners of the Notes representing not less than a majority of the Class A Outstanding Amount, has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture (unless such declaration has been rescinded in accordance with the terms of the Indenture). All principal payments on the Notes shall be made pro rata to the Registered Owners entitled thereto on the basis of their Class A Note Principal Balance.

         Payments of interest on this Note are due and payable on each Payment Date, together with the installment of principal, if any, and to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Owner of the Note on the Note Register as of the close of business on each Record Date, or by wire transfer in immediately available funds to the account designated by such Person. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date shall be binding upon all future Registered Owners of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Owner hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Registered Owner hereof or such Registered Owner's attorney duly authorized in writing and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than for exchanges as provided under Sections 2.4 of the Indenture.

         Each Registered Owner, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Transferor, the Seller, the Servicer, the Subservicer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Registered Owner, by acceptance of a Note, covenants and agrees by accepting the benefits of the Indenture that such Registered Owner will not institute against the Seller, the Servicer, the Subservicer, the Depositor, the Transferor, or the Issuer, or join in any institution against the Seller, the Servicer, the Depositor, the Transferor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or similar law in connection with any obligations relating to the Notes, the Indenture or any of the Operative Documents for one year and one day after payment of the Notes.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Note will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Registered Owner, by acceptance of a Note, agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Registered Owners of the Notes under the Indenture at any time by the Issuer with the consent of the Registered Owner of Notes representing a majority of the Class A Outstanding Amount. The Indenture also contains provisions permitting the Registered Owners of Notes representing not less than a majority of the Class A Outstanding Amount on behalf of the Registered Owners of all the Notes to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Registered Owner of this Note shall be conclusive and binding upon such Registered Owner and upon all future Registered Owners of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Registered Owner of this Note by its acceptance hereof agrees that, except as expressly provided in the Operative Documents, in the case of an Event of Default under the Indenture, the Registered Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

         Social Security or Taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_____________________________________________________________________________
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________*/

Signature Guaranteed:

________________________*/

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT B-1

                     FORM OF CERTIFICATE REGARDING TRANSFER
                              (ACCREDITED INVESTOR)

                                     [DATE]

[Indenture Trustee/Seller/Servicer/Transferor/Depositor]

[addresses]

         Re:  OMI Note Trust, Series 2003-A, Asset Backed Notes, Series 2003-A

Ladies and Gentlemen:

         In connection with our purchase on the date hereof of are or more of the above-referenced Notes ("Notes") from ______________________ ("Seller"), [PURCHASER] (the "Purchaser") hereby certifies that:

         1. The Purchaser is an "accredited investor" as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), acquiring the Notes for [investment purposes only for]1 the Purchaser's own account and not with a view to or for sale or transfer in connection with any distribution thereof in any manner which would violate Section 5 of the Securities Act of 1933, as amended (the "Act"), provided that the disposition of its property shall at all times be and remain within its control. We understand that the Seller may rely on the accuracy and truth of the foregoing representations, and we hereby consent to such reliance;

         2. The Purchaser understands that the Notes have not been and will not be registered under the Act and may not be resold or transferred unless they are (a) registered pursuant to the Act or (b) sold or transferred in transactions which are exempt from registration;

         3. The Purchaser has received a copy of the Indenture dated as of January 23, 2003 (the "Indenture") pursuant to which the Notes are being sold, and such other documents and information concerning the Notes and the Receivables in which the Notes represent interests which it has requested;

         4. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and is able to bear the economic risks of such an investment;

         5. [The Purchaser is not an "employee benefit plan," within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") that is

--------------------
        (1)       Not required if the Purchaser is a broker/dealer.

subject to the provisions of Title I of ERISA or a "plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986] OR [The source of funds to be used by the Purchaser to purchase the Notes is a general account and either (i) no part of the assets of such account constitutes assets of an "employee benefit plan," within the meaning of Section 3(3) of "ERISA" that is subject to the provisions of Title I of ERISA or a "plan" described in Section 4975(e)(l) of the Internal Revenue Code of 1986, or (ii) to the extent that such assets constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, or a "plan" within the meaning of Section 4975(e)(1) of the Code, it acknowledges that in the discharge of its duty as a plan fiduciary in connection with the purchase of the Notes it has concluded that such purchase will not constitute a violation of
Section 404(a) of ERISA or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.]

         6.       If the Purchaser sells any of the Notes at its option, it will
(i) obtain from any investor that purchases any Note from it a letter substantially in the form of Exhibit B-1 or B-2 to the Indenture and (ii) to the extent required by the Indenture, cause an opinion of counsel to be delivered, addressed and satisfactory to the Seller, the Issuer and the Indenture Trustee, to the effect that such sale is in compliance with all applicable federal and state securities laws; and

         7. The Purchaser certifies that for purposes of the Note Register, its address, including telecopier number and telephone number, is as follows:
                  telecopier:
                  telephone:

         8. The purchase of the Notes by the Purchaser does not violate the provisions of the first sentence of Section 2.9 of the Indenture.

         IN WITNESS WHEREOF, the Purchaser has caused this letter to be executed by its signatory, duly authorized, as of the date first above written.

                                      [PURCHASER]

                                      By:____________________________________
                                         Name:_______________________________
                                         Title:______________________________

                                   EXHIBIT B-2

                     FORM OF CERTIFICATE REGARDING TRANSFER
                                   (RULE 144A)

                                     [DATE]

[Indenture Trustee/Seller/Servicer/Transferor/Depositor]

[addresses]

         Re:     MI Note Trust, Series 2003-A, Asset Backed Notes, Series 2003-A
Ladies and Gentlemen:

         In connection with our purchase on the date hereof of the above-referenced Notes ("Notes") from _______________ ("Seller") we hereby certify that:

         1. We are a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, acquiring the Notes for our own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof in any manner which would violate the Securities Act of 1933, as amended (the "Act"), provided that the disposition of our property shall at all times be and remain within our control. We understand that the Seller may rely on the accuracy and truth of the foregoing representations, and we hereby consent to such reliance;

         2. We understand that the Notes have not been and will not be registered under the Act and may not be resold or transferred unless they are
(a) registered pursuant to the Act or (b) sold or transferred in transactions which are exempt from registration;

         3. We have received a copy of the Indenture dated as of January 23, 2003 (the "Indenture") pursuant to which the Notes are being sold, and such other documents and information concerning the Notes and the Receivables in which the Notes represent interests which we have requested;

         4. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and are able to bear the economic risks of such an investment;

         5. If we sell any of the Notes, we will (i) obtain from any investor that purchases any Note from us a letter substantially in the form of Exhibit B-1 or B-2 to the Indenture and (ii) to the extent required by the Indenture, cause an opinion of counsel to be delivered, addressed and satisfactory to the Seller, the Issuer and the Indenture Trustee, to the effect that such sale is in compliance with all applicable federal and state securities laws;

         6. We are acquiring the Notes for our own account and we are not an "employee benefit plan" within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"). The source of funds to be used by us to purchase the Notes is a general account and either (i) no part of the assets of such account constitutes assets of an "employee benefit plan," within the meaning of Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA or a "plan" described in Section 4975(e)(l) of the Internal Revenue Code of 1986, or (ii) to the extent that such assets constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, or a "plan" within the meaning of Section 4975(e)(1) of the Code, we acknowledge that in the discharge of our duty as a plan fiduciary in connection with the purchase of the Notes we have concluded that such purchase will not constitute a violation of Section 404(a) of ERISA or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         7. We certify that for purposes of the Note Register, our address, including telecopier number and telephone number, is as follows:

                  telecopier:
                  telephone:

         8. Our purchase of the Notes does not violate the provisions of the first sentence of Section 2.9 of the Indenture.

         IN WITNESS WHEREOF, we have signed this certificate as of the date first written above.

                                         By:___________________________________
                                            Name: _____________________________
                                            Title:_____________________________

                                     - 2 -